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Exhibit 99(a)(1)(B)

        LETTER OF TRANSMITTAL
TO TENDER SHARES OF COMMON STOCK
AND THE ASSOCIATED RIGHTS
OF

SALIX PHARMACEUTICALS, LTD.

PURSUANT TO THE OFFER TO PURCHASE
DATED APRIL 10, 2003

BY

SAULE HOLDINGS INC.,

A WHOLLY OWNED SUBSIDIARY OF
AXCAN PHARMA INC.

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
  TIME, ON MAY 23, 2003, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

American Stock Transfer & Trust Company

Facsimile Transmission
(718) 331-1852

Confirm by Telephone
(718) 921-8200

Call Toll-Free: (800) 937-5449

By Hand: 59 Maiden Lane New York, New York 10038	By Overnight Courier: 59 Maiden Lane New York, New York 10038	By Mail: 59 Maiden Lane New York, New York 10038

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

        THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

        This Letter of Transmittal is to be used if certificates representing Shares and associated Rights (each as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase (as defined below)) is utilized, if delivery of Shares and associated Rights is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase.

        Stockholders whose certificates representing Shares (the "Share Certificates") and, if applicable, certificates representing Rights (the "Rights Certificates") are not immediately available or who cannot deliver their Share Certificates or, if applicable, their Rights Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase), or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Shares and Rights pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2 of this Letter of Transmittal. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

DESCRIPTION OF SHARES TENDERED

Name(s) and Address(es) of Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Share Certificate(s) tendered)	Share(s) Tendered (Attach additional list, if necessary)

	Share Certificate Number(s)*	Total Number of Shares Evidenced by Share Certificate(s)*	Number of Shares Tendered**

Total Shares

*
Need not be completed by stockholders delivering Shares by book-entry transfer.

**
Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate delivered to the Depositary are being tendered. See Instruction 4.

DESCRIPTION OF RIGHTS TENDERED*

Name(s) and Address(es) of Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Rights Certificate(s) tendered)	Rights(s) Tendered (Attach additional list, if necessary)

	Rights Certificate Number(s)**	Total Number of Rights Evidenced by Certificate(s)**	Number of Rights Tendered***

Total Rights

*
Need not be completed unless separate Rights Certificates have been issued.

**
Need not be completed by stockholders delivering Rights by book-entry transfer.

***
Unless otherwise indicated, it will be assumed that all Rights evidenced by each Rights Certificate delivered to the Depositary are being tendered. See Instruction 4.

☐
CHECK HERE IF SHARES AND RIGHTS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:
Account Number:
Transaction Code Number:
☐
CHECK HERE IF SHARES AND RIGHTS ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):
Date of Execution of Notice of Guaranteed Delivery:
Name of Institution which Guaranteed Delivery:
If delivery is by book-entry transfer, give the following information:
Name of Tendering Institution:
Account Number:
Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        The undersigned hereby tenders to Saule Holdings Inc., a Delaware corporation (the "Purchaser") and a wholly owned subsidiary of Axcan Pharma Inc., a corporation incorporated under the Canada Business Corporation Act ("Parent"), the above-described shares of common stock, par value $0.001 per share (the "Shares"), of Salix Pharmaceuticals, Ltd., a Delaware corporation (the "Company"), including the associated preferred share purchase rights (the "Rights") issued pursuant to the Rights Agreement, dated as of January 10, 2003 (the "Rights Agreement"), between the Company and Computershare Investor Services, LLC, as rights agent, pursuant to Purchaser's offer to purchase any and all outstanding Shares at a purchase price of $8.75 per Share (the "Offer Price"), net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated April 10, 2003 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, as each may be amended and supplemented from time to time, constitute the "Offer"). The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase Shares and Rights tendered pursuant to the Offer, but that any such transfer or assignment will not relieve the Purchaser of its obligations under the Offer or prejudice the undersigned's rights to receive payment for Shares and Rights validly tendered and accepted for payment pursuant to the Offer.

        Upon the terms and subject to the conditions of the Offer, effective upon acceptance for payment of, and payment for, the Shares and Rights tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, all the Shares and Rights that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other Shares or Rights or other securities issued or issuable in respect thereof on or after April 10, 2003 (collectively, "Distributions")) and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and Rights (and any Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver Share Certificates and, if applicable, Rights Certificates (and any Distributions), or transfer ownership of such Shares and Rights (and any Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (b) present such Shares and Rights (and any Distributions) for transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and Rights (and any Distributions), all in accordance with the terms and subject to the conditions of the Offer.

        If, on or after April 10, 2003, the Company declares or pays any cash dividend on the Shares or other distribution on the Shares, or issues with respect to the Shares any additional Shares or Rights, shares of any other class of capital stock, other voting securities or any securities convertible into, or rights, warrants or options, conditional or otherwise, to acquire, any of the foregoing, payable or distributable to stockholders of record on a date prior to the transfer of the Shares purchased pursuant to the Offer to the Purchaser or its nominee or transferee on the Company's stock transfer records, then, subject to the provisions of Section 14 of the Offer to Purchase, (1) the Offer Price may be reduced by the amount of any such cash dividends or cash distributions and (2) the whole of any such non-cash dividend, distribution or issuance to be received by the tendering stockholders will (a) be received and held by the tendering stockholders for the account of the Purchaser and will be required to be promptly remitted and transferred by each tendering stockholder to the Depositary for the account of the Purchaser, accompanied by appropriate documentation of transfer, or (b) at the direction of the Purchaser, be exercised for the benefit of the Purchaser, in which case the proceeds of such exercise will promptly be remitted to the Purchaser. Pending such remittance and subject to applicable law, the Purchaser will be entitled to all rights and privileges as owner of any such non-cash dividend, distribution, issuance or proceeds and may withhold the entire Offer Price or deduct from the Offer Price the amount or value thereof, as determined by the Purchaser in its sole discretion.

        The undersigned hereby irrevocably appoints Mr. David W. Mims and Mr. Richard Tarte as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote the Shares and Rights tendered hereby in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole judgment deem proper, and to otherwise act (including pursuant to written consent) to the full extent of the undersigned's rights with respect to the Shares and Rights tendered hereby and accepted for payment by Purchaser prior to the time of any vote or other action (and any Distributions), at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned meeting) or otherwise. This power of attorney and proxy are irrevocable, are coupled with an interest in the Shares and Rights tendered hereby, and are granted in consideration of, and effective upon, the acceptance for payment of such Shares and Rights by Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy or power of attorney granted by the undersigned at any time with respect to such Shares and Rights, and no subsequent proxies or powers of attorney will be given by the undersigned (and if given, will not be deemed effective). Purchaser reserves the right to require that, in order for Shares and Rights to be deemed validly tendered, immediately following the Purchaser's acceptance for payment of such Shares and Rights, the Purchaser must be able to exercise full voting, consent and other rights of a record and beneficial holder with respect to such Shares and Rights (and any Distributions), including voting at any meeting of the Company's stockholders.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares and Rights tendered hereby (and any Distributions), and that when the same are accepted for payment by Purchaser, Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims.

        The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares and Rights tendered hereby (and any Distributions). In addition, the undersigned will remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares and Rights tendered hereby, accompanied by appropriate assurance thereof, and the Purchaser will be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares and Rights tendered hereby or deduct from such purchase price the amount or value of such Distribution as determined by Purchaser in its sole discretion.

        All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase and this Letter of Transmittal, this tender is irrevocable.

        The undersigned understands that the valid tender of Shares and Rights pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares being tendered hereby. The undersigned acknowledges that no interest will be paid on the Offer Price for tendered Shares regardless of any extension of the Offer or any delay in making such payment.

        Unless otherwise indicated in the box entitled "Special Payment Instructions," please issue the check for the purchase price of any Shares or Rights purchased, and/or return any Share Certificates and, if applicable, Rights Certificates evidencing any Shares and Rights not tendered or not purchased, in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of any Shares and Rights purchased and/or return any Share Certificates and, if applicable, Rights Certificates evidencing any Shares or Rights not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the undersigned. In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of any Shares and Rights purchased and/or return any Share Certificates evidencing any Shares or Rights not tendered or not purchased in the name(s) of, and mail said check and/or return such Share Certificates and, if applicable, Rights Certificates to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares and Rights tendered herewith by book-entry transfer that are not accepted for payment crediting the account at the Book-Entry Transfer Facility designated above. The undersigned acknowledges that Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares and Rights from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares and Rights so tendered.

☐
CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST, DESTROYED OR STOLEN AND SEE INSTRUCTION 9.

  Number of Shares and Rights represented by lost, destroyed or stolen certificates: _________

SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 5, 6 and 7)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of Shares and Rights purchased or Share Certificates and, if applicable, Rights Certificates evidencing Shares and Rights not tendered or not purchased (less the amount of any federal income and backup withholding tax required to be withheld) are to be issued in the name of someone other than the undersigned, or if Shares and Rights tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by credit to an account at the Book-Entry Transfer Facility other than that designated above.
To be completed ONLY if the check for the purchase price of Shares and Rights purchased or Share Certificates and, if applicable, Rights Certificates evidencing Shares not tendered or not purchased (less the amount of any federal income and backup withholding tax required to be withheld) are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Shares Tendered."
Issue: / / Check / / Certificate(s) to:	Mail: / / Check / / Certificate(s) to:
Name: ____________________________________	Name: ____________________________________
(Please Print)	(Please Print)
Address: __________________________________	Address: __________________________________

(Zip Code)	(Zip Code)
(Taxpayer Identification or Social Security Number) (See Substitute Form W-9 on reverse side)	(Taxpayer Identification or Social Security Number) (See Substitute Form W-9 on reverse side)
/ / Credit Shares and Rights delivered by book-entry transfer and not purchased to the account set forth below:
Account Number: ________________

IMPORTANT
STOCKHOLDERS: SIGN HERE
(Please Complete Substitute Form W-9 on Reverse)

Signature(s) of Holder(s)
Dated: ___________________

        (Must be signed by the registered holder(s) exactly as such holder(s) name(s) appear(s) on the Share Certificate(s) and, if applicable, Rights Certificate(s) or on a security position listing or by a person(s) authorized to become the registered holder(s) of such Share Certificate(s) and, if applicable, Rights Certificate(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide such person's full title and see Instruction 5.)

Name(s):

(Please Print)

Capacity (full title):
Address:

(Include Zip Code)

Area Code and Telephone No.:
Taxpayer Identification or Social Security No.:

(See Substitute Form W-9 on reverse side)

GUARANTEE OF SIGNATURE(S)
(See Instructions 1 and 5)

Authorized Signature:
Name:

(Please Type or Print)

Title:
Name of Firm:
Address:

(Include Zip Code)

Area Code and Telephone No.:
Dated:

FOR USE BY FINANCIAL INSTITUTIONS ONLY

PLACE MEDALLION GUARANTEE IN SPACE BELOW

THE FOLLOWING BOX MUST BE COMPLETED BY ALL TENDERING STOCKHOLDERS.
(See Instruction 8)

PAYER'S NAME: American Stock Transfer & Trust Company

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part 1—Taxpayer Identification Number—For all accounts, enter taxpayer identification number ("TIN") in the box at right and certify by signing and dating below. For most individuals, your TIN is your social security number. If you do not have a TIN, see Obtaining a Number in the enclosed Guidelines.	Social Security Number OR Employer Identification Number TIN
Payer's Request for Taxpayer Identification Number (TIN)	Note: If the account is in more than one name, see the chart in the enclosed Guidelines to determine which number to give the payer.	If awaiting a TIN, write "Applied For" and complete the certification below.

Part 2—Certification—Under penalties of perjury, I certify that:
(1)	(a)	I am a U.S. person (including a U.S. resident alien), and
	(b)	The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
(2)	I am not subject to backup withholding because:
	(a)	I am exempt from backup withholding,
	(b)	I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or
	(c)	the IRS has notified me that I am no longer subject to backup withholding.

Part 3—Awaiting TIN ☐        Exempt ☐

Certification Instructions—You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding. (Also, see instructions in the enclosed Guidelines.)

Signature	Date
Name	Address

NOTE: FAILURE TO ACCURATELY COMPLETE AND RETURN THIS FORM MAY RESULT IN PENALTIES BEING IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE AND RETURN THE FOLLOWING CERTIFICATION IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that, if I do not provide a correct taxpayer identification number to the Depositary by the time of payment, 30% of all reportable payments made to me thereafter will be withheld.

Signature	Date:
Name (Please Print)
Address (Please Print)

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
ON SUBSTITUTE FORM W-9

        Guidelines for Determining the Proper Identification Number to Give the Payor.    Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Payer.

For this type of account:		Give the SOCIAL SECURITY NUMBER of:	For this type of account:		Give the EMPLOYER IDENTIFICATION NUMBER of:

1.	An individual's account	The individual	8.	Sole proprietorship account	The owner (4)
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)	9.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title) (5)
3.	Husband and wife (joint account)	The actual owner of the account or, if joint funds, either person (1)	10.	Corporate account	The corporation
4.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)	11.	Religious, charitable, or educational organization account	The organization
5.	Adult and minor (joint account)	The adult or, if the minor is the only contributor, the minor (1)	12.	Partnership account held in the name of the business	The partnership
6.	Account in the name of the guardian or committee for a designated ward, minor, or incompetent person	The ward, minor, or incompetent person (3)	13.	Association, club or other tax-exempt organization	The organization
7.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee (1)	14.	A broker or registered nominee	The broker or nominee
	b. So-called trust account that is not a legal or valid trust under State law	The actual owner (1)	15.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's social security number.

(3)
Circle the ward's, minor's or incompetent person's name and furnish such person's Social Security Number.

(4)
You must show your individual name, but you may also enter your business or "doing business as" name. You may also use either your Social Security Number or Employer Identification Number (if you have one).

(5)
List first and circle the name of the legal trust, estate or pension trust.

Note:    If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
ON SUBSTITUTE FORM W-9

Obtaining a Number

        If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

        Payees specifically exempted from backup withholding on ALL payments include the following:

(1)
An organization exempt from tax under section 501(a), an individual retirement plan or a custodial account under Section 403(b) (7).

(2)
The Unites States or an agency or instrumentality thereof.

(3)
A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

(4)
A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

(5)
An international organization or any agency or instrumentality thereof.

        Other payees that may be exempt from backup withholding include the following:

(6)
A corporation.

(7)
A foreign central bank of issue.

(8)
A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(9)
A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)
A real estate investment trust.

(11)
An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)
A common trust fund operated by a bank under section 584(a).

(13)
A financial institution.

(14)
A middleman known in the investment community as a nominee or custodian.

(15)
An exempt charitable remainder trust, or a non-exempt trust described in Section 4947(a)(1).

        For interest and dividend payments, all listed payees are exempt except the payee in item (9). For broker transactions, all payees listed in items (1) through (13) are exempt, and a person registered under the Investment Advisors Act of 1940 who regularly acts as broker is also exempt. For barter exchange transactions and patronage dividends, only payees listed in items (1) through (5) are exempt from backup withholding. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees listed in items (1) through (7). However, a corporation is not exempt from backup withholding on medical and health care payments, attorneys fees, and payments for services paid by a federal executive agency that are reportable on Form 1099-MISC.

        Payments Not Generally Subject to Backup Withholding.    Payment of dividends and patronage dividends not generally subject to backup withholding include the following:

  •
  Payments to nonresident aliens subject to withholding under section 1441.

  •
  Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

  •
  Payments of patronage dividends where the amount received is not paid in money.

  •
  Payments made by certain foreign organizations.

  •
  Section 404(k) payments made by an FSOP.

        Payments of interest not generally subject to backup withholding include the following:

  •
  Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

  •
  Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

  •
  Payments described in section 6049(b)(5) to non-resident aliens.

  •
  Payments on tax-free covenant bonds under section 1451.

  •
  Payments made by certain foreign organizations.

  •
  Mortgage or student loan interest paid to you.

        EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK "EXEMPT" IN PART 3 OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

        Certain payments, other than interest, dividends and patronage dividends, that are subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A, 6045, and 6050A.

        Privacy Act Notice—Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payors generally must withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

        (1)    Penalty for Failure to Furnish Taxpayer Identification Number.    If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

        (2)    Civil Penalty for False Information With Respect to Withholder.    If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

        (3)    Criminal Penalty for Falsifying Information.    Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

        FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

        1.    Guarantee of Signatures.    Except as otherwise provided below, signatures on all Letters of Transmittal must be guaranteed by a financial institution (including, most banks, savings and loan associations and brokerage house) that is a member in good standing of the Securities Transfer Agents Medallion Program, The New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program, or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-5 under the Securities Exchange Act of 1934, as amended (each constituting an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed if the Shares and Rights tendered thereby are tendered (i) by a registered holder of Shares and Rights (which term, for purposes of this document, includes any participant in the Book-Entry Transfer Facility and any stockholders whose name appears on a security position listing as the owner of Shares and Rights) who has not completed either the box labeled "Special Payment Instructions" or the box labeled "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution. See Instruction 5.

        If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares and Rights evidenced by certificates listed and transmitted hereby, the Share Certificates and, if applicable, Rights Certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the names(s) of the registered holder(s) appear(s) on the Share Certificates and, if applicable, Rights Certificates. Signature(s) on any such Share Certificates and, if applicable, Rights Certificates or stock powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

        2.    Delivery of Letter of Transmittal and Share Certificates.    This Letter of Transmittal is to be completed by stockholders if Share Certificates and, if applicable, Rights Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if the delivery of Shares and Rights is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, or an Agent's Message in the case of a book-entry transfer, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date. If a Distribution Date (as defined in the Offer to Purchase) has occurred, Rights Certificates, or book-entry confirmation of a transfer of Rights into the Depositary's account at the Book-Entry Transfer Facility, if available (together with, if Rights are forwarded separately from Shares, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) with any required signature guarantee, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal), must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date or, if later, within three Nasdaq National Market trading days of the date on which such Rights Certificates are distributed. Stockholders who cannot deliver their Share Certificates and, if applicable, Rights Certificates and all other required documents to the Depositary by the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis must tender their Shares and Rights pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) Share Certificates and, if applicable, Rights Certificates for all tendered Shares and Rights, in proper form for tender, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares and Rights delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), and any other documents required by this Letter of Transmittal, or an Agent's Message in the case of a book-entry transfer, must be received by the Depositary within (i) in the case of Shares, three Nasdaq National Market trading days of the date of execution of such Notice of Guaranteed Delivery or (ii) in the case of Rights, a period ending on the later of (y) three Nasdaq National Market trading days after the date of execution of such Notice of Guaranteed Delivery and (z) three Nasdaq National Market trading days after the date Rights Certificates are distributed, all as provided in Section 3 of the Offer to Purchase.

        The term "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Shares and Rights, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Purchaser may enforce such agreement against the participant.

        The signatures on this Letter of Transmittal cover the Shares and Rights tendered hereby.

        The method of delivery of this Letter of Transmittal, Share Certificates, Rights Certificates (if applicable) and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and risk of the tendering stockholder, and delivery will be deemed made only when actually received by the Depositary (including, in the case of a book-entry transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

        No alternative, conditional or contingent tenders will be accepted. By executing this Letter of Transmittal (or a manually signed facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance of their Shares and Rights for payment.

        3.    Inadequate Space.    If the space provided herein is inadequate, the Share Certificate and, if applicable, Rights Certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

        4.    Partial Tenders.    (Not applicable to stockholders who tender by book-entry transfer). If fewer than all of the Shares and Rights represented by any Share Certificate and, if applicable, Rights Certificate delivered to the Depositary are to be tendered, fill in the number of Shares and Rights which are to be tendered in the box entitled "Number of Shares Tendered" and, if applicable, "Number of Rights Tendered." In such case, a new certificate for the remainder of the Shares or Rights represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions," as promptly as practicable after the acceptance for payment of the Shares and Rights tendered herewith. All Shares and Rights represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

        5.    Signatures on Letter of Transmittal; Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the Shares and Rights tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any other change whatsoever.

        If any of the Shares or Rights tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If any of the Shares and Rights tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

        If this Letter of Transmittal is signed by the registered holder(s) of the Shares and Rights tendered hereby, no endorsements of certificate(s) or separate stock powers are required, unless payment of the purchase price is to be made, or certificate(s) evidencing Shares or Rights not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificate(s) or stock powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signature(s) on any such certificate(s) or stock powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and evidence satisfactory to Purchaser of the authority of such person to so act must be submitted.

        6.    Stock Transfer Taxes.    Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares and Rights to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or certificates evidencing Shares or Rights not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s) then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) listed in this Letter of Transmittal.

        7.    Special Payment and Delivery Instructions.    If the check for the purchase price of any Shares purchased is to be issued, or any certificate(s) evidencing Shares and Rights not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificate(s) evidencing Shares or Rights not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares and Rights by book-entry transfer may request that Shares or Rights not purchased be credited to such account at the Book-Entry Transfer Facility as such stockholder may designate in the box entitled "Special Payment Instructions." If no such instructions are given, any such Shares or Rights not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

        8.    Important Tax Information and Substitute Form W-9.    Under the United States federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, 30% of the gross proceeds payable to a stockholder or other payee pursuant to the Offer must be withheld and remitted to the United States Internal Revenue Service ("IRS") unless the stockholder or other payee provides its taxpayer identification number ("TIN") (employer identification number or social security number) to the Depositary (as payer) and certifies under penalty of perjury that such number is correct. Therefore, each tendering stockholder should complete and sign the Substitute Form W-9 included as part of the Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such stockholder otherwise establishes to the satisfaction of the Depositary that it is not subject to backup withholding. If the Depositary is not provided with the correct TIN, the tendering stockholder also may be subject to penalties imposed by the IRS. If the tendering stockholder has not been issued a TIN and has applied for a TIN, or intends to apply for a TIN in the near future, such stockholder should check the appropriate box in Part 3 of the Substitute Form W-9. If the box in Part 3 is checked and the Depositary is not provided with a TIN prior to payment, the Depositary will withhold 30% on all such payments. If withholding results in an overpayment of taxes, a refund may be obtained. Certain "exempt recipients" (including, among others, corporations and certain Non-United States Holders (as defined below)) are not subject to these backup withholding requirements. In order for a Non-United States Holder to qualify as an exempt recipient, that stockholder must submit an IRS Form W-8BEN, signed under penalties of perjury, attesting to that stockholder's exempt status. Such form can be obtained from the Depositary. For this purpose, a "Non-United States Holder" is generally any stockholder that for United States federal income tax purposes is not (i) a citizen or resident of the United States; (ii) a corporation or partnership created or organized under the laws of the United States or any State or the District of Columbia; (iii) an estate the income of which is subject to United States federal income taxation regardless of its source; or (iv) a trust (a) if a court within the United States is able to exercise primary supervision over the administration of the trust and (b) one or more United States persons has the authority to control all substantial decisions of the trust, or certain other trusts considered United States Holders for federal income tax purposes.

        9.    Mutilated, Lost, Stolen or Destroyed Share Certificates.    Any holder of a Share Certificate(s) or, if applicable, Rights Certificate(s) that has been mutilated, lost, stolen or destroyed should (i) complete this Letter of Transmittal and check the appropriate box above and (ii) contact the Depositary immediately by calling (800) 937-5449. The Depositary will provide such holder with all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed certificate(s). The holder may also be required to provide the Company a bond as indemnity against any claim that may be made against it with respect to the certificate(s) alleged to have been mutilated, lost, stolen or destroyed. However, there can be no assurances that such mutilated, lost, stolen or destroyed certificate(s) will be replaced prior to the Expiration Date of the Offer.

        10.    Waiver of Conditions.    The Purchaser reserves the right in its sole discretion to waive any of the conditions of the Offer, in whole or in part, at any time and from time to time, in the case of any Shares tendered.

        11.    Questions and Requests for Assistance or Additional Copies.    Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth on the back cover of the Offer to Purchase and in this Letter of Transmittal. Additional copies of the Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery and other related materials may be obtained from the Information Agent or from brokers, dealers, commercial banks and trust companies.

        IMPORTANT:    This Letter of Transmittal or a manually signed facsimile copy hereof (together with Share Certificates and, if applicable, Rights Certificates or confirmation of book-entry transfer and all other required documents) or a Notice of Guaranteed Delivery must be received by the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase).

The Information Agent for the Offer is:

105 Madison Avenue
New York, New York 10016
(212) 929-5500 (call collect)
or
 Toll-Free (800) 322-2885

Email: proxy@mackenziepartners.com

The Dealer Manager for the Offer is:

227 Park Avenue
New York, New York 10172
Call: (212) 622-2624
Call Toll-Free: (866) 262-0777

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  Exhibit 99(a)(1)(B)